UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 25, 2008

                             GLOBAL GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       02-69494                13-3025550
        --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)          Identification No.)


         45 East Putnam Avenue, Greenwich, CT                06830
       ----------------------------------------              -----
       (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code (203) 422-2300

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 3.03 Material Modification to Rights of Security Holders.


In connection with its private placement of stock in Global Gold Corporation (the "Company") which closed on April 4, 2006, the Company issued warrants dated April 4, 2006 to acquire a total of 3,466,666 additional shares of the Company "at any time or from time to time before 5:30 P.M., Eastern Standard Time on the sooner of (a) April 1, 2008 or (b) sixty (60) days following a determination by the Company that the weighted average trading price of the common shares over a thirty (30) consecutive trading day period commencing after August 1, 2006 is $3.00 USD or greater." Pursuant to the decision of the Board of Directors on March 25, 2008, the Company has extended the April 1, 2008 expiration date on the warrants to December 31, 2008.









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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             GLOBAL GOLD CORPORATION

                  Dated: March 28, 2008         Global Gold Corporation

                                                By: /s/Van Z. Krikorian
                                                    -------------------
                                                Name: Van Z. Krikorian
                                                Title: Chairman and Chief
                                                Executive Officer